                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 19, 2003
          -------------------------------------------------------------

                                 eXegenics Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       00-26078                 75-2402409
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

(a) On May 15, 2003, a lawsuit was filed by The M&B Weiss Family Limited Partnership of 1996 in the Delaware Court of Chancery against the Registrant, purportedly as a class action on behalf of the plaintiff and on behalf of all other similarly situated stockholders of the Registrant, and as a derivative action on behalf of the Registrant against certain directors and senior officers of the Registrant. The complaint (which has not been served) alleges, among other things, that the defendants have mismanaged the Registrant, have made unwarranted and wasteful loans and payments to certain directors and third parties, have disseminated a materially false and misleading proxy statement in connection with the upcoming annual meeting of the Registrant's stockholders, and have breached their fiduciary duties to act in the best interests of the Registrant and its stockholders. The complaint seeks, among other things, court orders mandating that the defendants cooperate with parties proposing bona fide transactions to maximize shareholder value, make corrective disclosures with respect to the latest proxy statement, and account to the Registrant and the plaintiffs for damages suffered as a result of the actions alleged in the complaint. The plaintiffs are in addition seeking an award of costs and attorneys' fees and expenses.

        The Registrant strongly disagrees with the allegations in the complaint and believes they are without merit.

(b) In letters, each dated May 15, 2003, Dr. Ira J. Gelb and Mr. Irwin C. Gerson resigned as directors of the Registrant. In addition, Gary Frashier's service as a director of the Registrant has ended. Copies of the resignation letters of Dr. Gelb and Mr. Gerson are furnished as Exhibit 17.1 and Exhibit 17.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

(c) On May 18, 2003, Joseph M. Davie, M.D., Ph.D was elected to the audit committee of the board of directors of the Registrant.

(d) On May 19, 2003, the Registrant issued a press release announcing the adjournment of its annual meeting of stockholders and the matters described above. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) The following exhibits are furnished with this report:

Exhibit
Number      Description
-------     -----------
17.1        Letter of Resignation, dated May 15, 2003, from Ira J. Gelb, M.D. to
            Ronald L. Goode, Chairman, Chief Executive Officer and President of
            eXegenics Inc., and the Board of Directors of eXegenics Inc.

Exhibit
Number      Description
-------     -----------
17.2        Letter of Resignation, dated May 15, 2003, from Irwin C. Gerson to
            Ronald L. Goode, Chairman, Chief Executive Officer and President of
            eXegenics Inc.

99.1        Press Release from eXegenics Inc., dated May 19, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       eXegenics Inc.
                                       (Registrant)

Dated: May 19, 2003                    By: /s/ Ronald L. Goode
       ------------                        --------------------------------
                                           Ronald L. Goode
                                           Chairman, President and Chief
                                           Executive Officer